UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2022

AVALO THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-37590	45-0705648
(Commission File Number)	(IRS Employer Identification No.)
540 Gaither Road, Suite 400, Rockville, Maryland 20850
(Address of principal executive offices) (Zip Code)
Registrant’s Telephone Number, Including Area Code: (410) 522-8707

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	AVTX	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

As previously disclosed in Part II, Item 5, of the Quarterly Report on Form 10-Q filed by Avalo Therapeutics, Inc. (the “Company”) on November 7, 2022 (the “Item 5 Disclosure”), the Company entered into a Purchase Agreement (the “Purchase Agreement”) with ES Therapeutics, LLC (“ES”), pursuant to which the Company will (i) sell to ES all of the Company’s (a) rights to any milestone payments, under the Asset Purchase Agreement, dated August 14, 2017, by and between the Company and Janssen Pharmaceuticals, Inc. (relating to AVTX-501), and (b) any future milestone and royalty payments under the License Agreement, dated July 29, 2022, by and between Apollo AP43 Limited and the Company (relating to AVTX-007), and (ii) waive all rights, including all payments due to the Company from ES, under the Assignment of License Agreement, dated August 8, 2019 (relating to AVTX-611), by and among the Company, ES and Armistice Capital Master Fund Ltd. (“Armistice”). Under the terms of the Purchase Agreement, ES was required to pay the Company $5.0 million for all such rights and the waiver upon closing of the transaction.

ES is an affiliate of Armistice. Armistice is a significant stockholder of the Company and whose chief investment officer, Steven Boyd, and managing director, Keith Maher, served on the Company’s board of directors until August 8, 2022. The Company’s board of directors approved the transaction in accordance with its related party transaction policy.

The transaction closed on November 10, 2022 and the Company has received the $5.0 million payment from ES.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 2.01.    Completion of Acquisition or Disposition of Assets.

To the extent required by Item 2.01 of Form 8-K, the disclosure set forth in the Introductory Note of this Current Report on Form 8-K and in the Item 5 Disclosure is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits:

Exhibit No.	Description

10.1*
Purchase Agreement, dated November 4, 2022, by and between ES Therapeutics, LLC and Avalo Therapeutics, Inc. (incorporated by reference to Exhibit 10.3 to the Quarterly Report on Form 10-Q filed on November 7, 2022).

104	The cover pages of this Current Report on Form 8-K, formatted in Inline XBRL.

*Certain confidential portions and/or schedules and attachments to this exhibit have been omitted from this filing pursuant to Item 601(a)(5) or 601(b)(10), as applicable, of Regulation S-K. The Company will furnish copies of the unredacted exhibit to the SEC upon request.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVALO THERAPEUTICS, INC.

Date: November 14, 2022	By:	/s/ Christopher Sullivan
Christopher Sullivan
Chief Financial Officer

2